                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 14, 2002
                Date of Report (Date of Earliest Event Reported)



                               EBS PENSION, L.L.C.
             (Exact name of registrant as specified in its charter)


     Delaware                        000-24713                    42-1466520
(State or other              (Commission File Number)          (I.R.S. Employer
jurisdiction of                                                 Identification
incorporation or                                                    Number)
organization)



                         Sixth and Marquette; N9303-120
                          Minneapolis, Minnesota 55479
          (Address of principal executive offices, including zip code)

                                 (612) 667-4803
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure

         On November 14, 2002, in connection with the filing of the Quarterly Report on Form 10-Q of EBS Pension, L.L.C. (the "Company") for the quarter ended September 30, 2002 (the "Report"), Wells Fargo Bank Minnesota, N.A., the Manager of the Company provided to the Securities and Exchange Commission a statement certifying pursuant to 18 U.S.C. (s) 1350, as adopted pursuant to (s) 906 of the Sarbanes-Oxley Act of 2002, that, to such Manager's knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              EBS PENSION, L.L.C.
                              By: WELLS FARGO BANK MINNESOTA, N.A.,
                              in its capacity as Manager of EBS Pension, L.L.C.


                              By:  /s/ Lon P. LeClair
                                   --------------------------------------------
                                 Lon P. LeClair
                                 Vice President

Date:  November 14, 2002